                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-A

              For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or (g) of the
                       Securities Exchange Act of 1934



                        Eyetech Pharmaceuticals, Inc.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


Delaware                                             13-4104684
--------                                             ----------
(State of incorporation                              (Employer
or organization)                                     Identification No.)

           500 Seventh Avenue, 18th Floor, New York, New York 10018
           --------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)


If this form relates to the                     If this form relates to the
registration of a class of                      registration of a class of
securities pursuant to Section                  securities pursuant to Section
12(b) of the Exchange Act and                   12(g) of the Exchange Act and
is effective pursuant to General                is effective pursuant to General
Instruction A.(c), please check                 Instruction A.(d), please check
the following box.        [ ]                   the following box.         [x]


Securities Act registration statement file number to which this form relates: 333-108781
          ----------
         (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:  None


Title of Each Class                              Name of Each Exchange on Which
to be so Registered                              Each Class is to be Registered
-------------------                              ------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

            Common Stock, par value $0.01 per share
            ---------------------------------------
                        (Title of Class)

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Item 1:  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, par value $0.01 per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-108781) is incorporated herein by reference.

Item 2:  Exhibits.
         ---------

The following exhibits are filed herewith (or incorporated by reference as indicated below):

1. Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

2. Form of Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

3. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

4. Form of Second Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.




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                                  SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Eyetech Pharmaceuticals, Inc.

                                        By:   /s/Glenn P. Sblendorio
                                        ----------------------------
                                              Glenn P. Sblendorio
                                              Chief Financial Officer and
                                              Senior Vice President, Finance




Dated:  December 17, 2003